UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): September 12, 2025

MOUNT LOGAN CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42813	33-2698952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Madison Avenue, 3rd Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 891-2880
(Registrant’s telephone number, including area code)

YUKON NEW PARENT, INC.
7 N. Willow Street, Suite 4B, Montclair, New Jersey
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MCLI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☒

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                  ☐

Introductory Note.
This Current Report on Form 8-K is being filed in connection with the completion, on September 12, 2025 (the “Effective Time”), of the previously announced Mergers (as defined below) contemplated by the Agreement and Plan of Merger, dated as of January 16, 2025 (the “Merger Agreement”), by and among Mount Logan Capital Inc. (f/k/a Yukon New Parent, Inc., the “Company”), Mount Logan Capital Inc., a corporation organized under the laws of the Province of Ontario (“Legacy MLC”), 180 Degree Capital Corp., a corporation organized under the laws of the State of New York (“TURN”), Polar Merger Sub, Inc., a corporation organized under the laws of the State of New York (“TURN Merger Sub”), and Moose Merger Sub, LLC, a limited liability company formed under the laws of the State of Delaware (“MLC Merger Sub”), as amended by the Amendment to Agreement and Plan of Merger, dated as of July 6, 2025 (the “First Amendment”) and Amendment No. 2 to Agreement and Plan of Merger, dated August 17, 2025 (the “Second Amendment”).
At the Effective Time, in accordance with the Merger Agreement, (1) TURN Merger Sub merged with and into TURN (the “TURN Merger”), with TURN continuing as the surviving company and a wholly-owned subsidiary of the Company, and (2) MLC Merger Sub merged with and into Legacy MLC, (the “MLC Merger” and, together with the TURN Merger, the “Mergers”), with Legacy MLC continuing as the surviving company and a wholly-owned subsidiary of the Company. As a result of the Mergers, the Company changed its name to “Mount Logan Capital Inc.” and became a publicly traded corporation.
The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the First Amendment and the Second Amendment, each of which is incorporated herein by reference as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
At the Effective Time, pursuant to the Merger Agreement, (1) TURN Merger Sub merged with and into TURN, with TURN continuing as the surviving company and (2) MLC Merger Sub merged with and into Legacy MLC, with Legacy MLC continuing as the surviving company. As a result of the Mergers, both TURN and Legacy MLC became wholly-owned subsidiaries of the Company.
At the Effective Time, by virtue of the TURN Merger, (i) each share of common stock, par value $0.001 per share, of TURN Merger Sub issued and outstanding immediately prior to the Effective Time was converted into one (1) share of common stock of TURN (a “TURN Common Share”), and (ii) each TURN Common Share issued and outstanding immediately prior to the Effective Time, other than any Excluded Shares (as defined in the Merger Agreement), was converted into the right to receive 0.56666201 shares of common stock of the Company (the “Company Common Stock”), subject to the treatment of fractional shares pursuant to the Merger Agreement. By virtue of the TURN Merger, all of the Excluded Shares are no longer outstanding and were automatically cancelled and ceased to exist, without any payment or consideration therefor.
At the Effective Time, by virtue of the MLC Merger, (i) each unit representing a membership interest in MLC Merger Sub issued and outstanding immediately prior to the Effective Time was converted into one (1) unit representing a membership interest in Legacy MLC, and (ii) each common share of Legacy MLC issued and outstanding immediately prior to the Effective time but, for the avoidance of doubt, after giving effect to the domestication of Legacy MLC from an Ontario corporation to a Delaware corporation and its subsequent conversion into a Delaware limited liability company, and other than any Excluded Shares, was converted into the right to receive 0.23685985 shares of Company Common Stock, subject to the treatment of fractional shares pursuant to the Merger Agreement. By virtue of the MLC Merger, all of the Excluded Shares are no longer outstanding and were automatically cancelled and ceased to exist, without any payment or consideration therefor.
At the Effective Time, in connection with the outstanding warrants (each, an “MLC Warrant”) to purchase common shares of Legacy MLC (“MLC Common Shares”), the Company entered into supplemental indentures to the indentures governing such MLC Warrants, pursuant to which the Company assumed the obligation to issue shares of Company Common Stock upon the exercise of the MLC Warrants in accordance with their terms. The indentures governing the MLC Warrants, and the supplemental indentures thereto, are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 and are incorporated by reference herein.

At the Effective Time, TURN caused all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time to be surrendered and cancelled and cease to exist, with no consideration delivered in exchange therefor.
The issuance of Company Common Stock and the Company Common Stock underlying the MLC Warrants in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-4 (File No. 333-286043) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) and declared effective on July 11, 2025.
The Company has filed a Form 8-A with the Commission to register the Company Common Stock pursuant to Section 12(b) of the Exchange Act. The Company Common Stock has been approved for quotation on the Nasdaq Capital Market and began trading under the symbol “MLCI” on September 15, 2025. The description of the Company Common Stock and the MLC Warrants set forth in the Registration Statement is incorporated by reference herein.
TURN Common Shares were registered pursuant to Section 12(b) of the Exchange Act and quoted on the Nasdaq Global Market. Effective as of the close of market on September 12, 2025, the TURN Common Shares ceased to be traded and will no longer be quoted on the Nasdaq Global Market. As a consequence of the Mergers, a Form N-8F will be filed with the SEC to request the removal of the TURN Common Shares from registration under the Investment Company Act of 1940, as amended. The Company also requested that The Nasdaq Stock Market LLC file with the SEC an application on Form 25 to delist and deregister the TURN Common Shares under Section 12(b) of the Exchange Act.
The MLC Common Shares were listed and posted for trading on Cboe Canada. Trading in the MLC Common Shares was halted effective as of the close of trading on September 11, 2025, and the MLC Common Shares were delisted from Cboe Canada as of the close of trading on September 12, 2025.
The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1. The representations, warranties and covenants contained in the Merger Agreement have been made only for purposes of such agreement and are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.    Material Modification to Rights of Security Holders.
At the Effective Time, the Company’s certificate of incorporation and bylaws were each amended and restated (as so amended and restated, the “Company Amended Charter” and the “Company Amended Bylaws,” respectively) to reflect terms appropriate for a publicly traded company. In addition to the foregoing, pursuant to the Company Amended Charter, the Company changed its name from “Yukon New Parent, Inc.” to “Mount Logan Capital Inc.”
The information set forth in the Introductory Note above and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The foregoing description of the Company Amended Charter and the Company Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Company Amended Charter and the Company Amended Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 5.01.    Changes in Control of Registrant.
Prior to the Effective Time, the Company was a direct wholly owned subsidiary of TURN. Pursuant to the Merger Agreement, immediately following the Effective Time, the Company Common Stock owned by TURN was redeemed and such Company Common Stock was cancelled and ceased to exist, without delivery of any consideration therefor. Following this surrender and the issuance of the securities of the Company in the Merger, approximately 43.6% of the Company Common Stock became held by former TURN stockholders and approximately 56.4% of the Company Common Stock became held by former Legacy MLC stockholders.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the completion of the Mergers, on September 12, 2025, Kevin M. Rendino and Daniel B. Wolfe, the directors of the Company prior to the Mergers: (a) resigned as directors of the Company, effective immediately upon the completion of the Mergers; (b) increased the size of the Board to seven members; and (c) appointed (i) each of Edward (Ted) Goldthorpe, David Allen, and Buckley Ratchford as Class III directors, (ii) each of Sabrina Liak and R. Rudolph Reinfrank as Class II directors, and (iii) each of Parker A. Weil and Matthew Westwood as Class I directors, to serve until the 2028 annual meeting of stockholders of the Company, the 2027 annual meeting of stockholders of the Company, and the 2026 annual meeting of stockholders of the Company, respectively.
Upon the completion of the Mergers, each of Edward (Ted) Goldthorpe, Henry Wang, Nikita Klassen and David Held were appointed to the respective offices of the Company, each to serve in such capacity until his or her earlier death, termination or resignation.

Name	Position
Edward (Ted) Goldthorpe	Chief Executive Officer
Henry Wang	President
Nikita Klassen	Chief Financial Officer and Secretary
David Held	Chief Compliance Officer
Compensatory Plans
    At the Effective Time, the Company adopted the Mount Logan Capital Inc. 2025 Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan provides for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards and other cash-based awards. Directors, officers and other employees of the Company and its subsidiaries, as well as others performing consulting or advisory services for the Company, will be eligible for grants under the Omnibus Plan.
    The foregoing description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the Omnibus Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
    Immediately following the Effective Time, the Company adopted the Company Amended Charter and the Company Amended Bylaws. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Copies of the Company Amended Charter and the Company Amended Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

    A copy of the Company’s press release dated September 12, 2025 announcing the closing of the Mergers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.
Legacy MLC’s audited consolidated financial statements as of December 31, 2024 and 2023, the related notes, and the independent auditors’ reports were previously included with the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

Legacy MLC’s unaudited consolidated financial statements as of and for the three month period ended March 31, 2025 and 2024 and the related notes were previously included in the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
Legacy MLC’s unaudited consolidated financial statements as of and for the six month period ended June 30, 2025 and 2024 and the related notes would be substantially the same as Legacy MLC’s unaudited consolidated financial statements as of and for the three month period ended March 31, 2025 and 2024 and the related notes and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
TURN’s audited consolidated financial statements as of December 31, 2024 and 2023, the related notes, and the independent auditors’ reports were previously included with the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
TURN’s unaudited consolidated financial statements as of and for the three month period ended March 31, 2025 and 2024 and the related notes were previously included in the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
TURN’s unaudited consolidated financial statements as of and for the six month period ended June 30, 2025 and the related notes would be substantially the same as TURN’s unaudited consolidated financial statements as of and for the three month period ended March 31, 2025 and the related notes and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
The Company’s audited consolidated financial statements as of February 7, 2025, the related notes, and the independent auditors’ report were previously included with the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
The Company’s unaudited consolidated financial statements as of and for the three month period ended March 31, 2025 and the related notes were previously included in the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
The Company’s unaudited consolidated financial statements as of and for the six month period ended June 30, 2025 and the related notes were previously included in the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 25, 2025 and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of TURN and Legacy MLC as of March 31, 2025, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, and the unaudited notes related thereto were previously included in the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.
The unaudited pro forma condensed combined statement of operations of TURN and Legacy MLC for the six months ended June 30, 2025 and the unaudited notes related thereto would be substantially the same as the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025 and the unaudited notes related thereto and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

    (d) Exhibits.

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated as of January 16, 2025, by and among Mount Logan Capital Inc., 180 Degree Capital Corp., Yukon New Parent, Inc., Polar Merger Sub, Inc. and Moose Merger Sub, LLC
2.2
Amendment to Agreement and Plan of Merger, dated as of July 6, 2025, by and among Mount Logan Capital Inc., 180 Degree Capital Corp., Yukon New Parent, inc., Polar Merger Sub, Inc. and Moose Merger Sub, LLC

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated as of August 17, 2025, by and among Mount Logan Capital Inc., 180 Degree Capital Corp., Yukon New Parent, inc., Polar Merger Sub, Inc. and Moose Merger Sub, LLC

3.1	Amended and Restated Certificate of Incorporation of Mount Logan Capital Inc.
3.2	Amended and Restated Bylaws of Mount Logan Capital Inc.
4.1	Warrant Indenture, dated as of October 19, 2018, between Legacy MLC and Computershare Trust Company of Canada
4.2	Warrant Indenture, dated as of January 26, 2024, between Legacy MLC and Odyssey Trust Company
4.3	Supplemental Warrant Indenture, dated as of September 12, 2025, among Legacy MLC, Computershare Trust Company of Canada and the Company
4.4	Supplemental Warrant Indenture, dated as of September 12, 2025, among Legacy MLC, Odyssey Trust Company and the Company
10.1	2025 Omnibus Equity Incentive Plan, incorporated by reference to Annex E of the Company’s Registration Statement on Form S-4 filed with the Commission on July 9, 2025.
99.1	Press release, dated September 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

__________
* Exhibit* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mount Logan Capital Inc.
(Registrant)

Date: September 16, 2025	By: /S/ Edward Goldthorpe
Edward Goldthorpe
Chief Executive Officer